UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Avid Bioservices, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of the following press release to report the investor presentation presented to Institutional Shareholder Services Inc. relating to the proposed acquisition of Avid Bioservices, Inc., a Delaware corporation (the “Company”) by Space Finco, Inc., a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated November 6, 2024, by and among the Company, Parent and Space Mergerco, Inc., a Delaware corporation and a wholly owned subsidiary of Parent. The press release was first used or made available on January 8, 2025.

CDMO ISS Deck Release

Avid Bioservices Files Investor Presentation Highlighting
Value Maximizing Transaction with GHO and Ampersand

Avid Urges Stockholders to Vote FOR the Pending Transaction TODAY

Tustin, CA, January 8, 2024 — Avid Bioservices, Inc. (NASDAQ: CDMO) (“Avid” or the “Company”), a dedicated biologics contract development and manufacturing organization (“CDMO”) working to improve patient lives by providing high quality development and manufacturing services to biotechnology and pharmaceutical companies, today posted an investor presentation in connection with its pending transaction with GHO Capital Partners LLP (“GHO”) and Ampersand Capital Partners (“Ampersand”) on its investor relations website.

Highlights of the presentation include:

•	The transaction with GHO and Ampersand delivers significant, immediate and certain cash value to Avid stockholders:
o
The transaction presents a significant premium to the Company’s share price across multiple time periods, including a 63.8% premium to its closing price on June 4, 2024, the last trading day prior to GHO and Ampersand’s initial proposal;

o	The robust implied multiples exceed the trading multiples of all selected publicly traded comparable companies;[1] and
o
The transaction delivers a meaningful premium relative to the Company’s intrinsic value, representing a 24.9% premium to the midpoint of the Company’s discounted cash flow analysis based on management’s probability-adjusted five-year plan, which is significantly higher than the consensus of its peers.

•	The robust process conducted by the Avid Board of Directors maximizes value for stockholders:
o
The Board rejected GHO and Ampersand’s two initial proposals (June 5 Initial Proposal and June 23 Revised Proposal) before engaging in further sale discussions with GHO and Ampersand and authorizing outreach to other potential parties;

o	The Board directed Moelis to run a process that included the 24 strategic and financial parties most likely to be interested in the sale of the Company; and
o
The competitive process included seven parties conducting diligence under NDA and two preliminary bids, before entering final negotiations and resulting in the proposed transaction with GHO and Ampersand.

•	The transaction de-risks for stockholders Avid’s future as a standalone company:

1 Selected publicly traded comparable companies include Bachem, Catalent, Lonza, Oxford Biomedica and PolyPeptide (refer to proxy filing materials for additional information)

o	There are a range of tailwinds and challenges facing the biologics manufacturing industry that the market had already priced in prior to the sale announcement;
o	While Avid has made a number of strategic investments in the business over the last several years, more funding and investment is needed to capitalize on the Company’s growth potential; and
o	Financial analysis of Avid’s probability-adjusted five-year plan indicate that the Company’s growth prospects were below its own previous guidance as well as analysts’ consensus.

The presentation has also been filed with the U.S. Securities and Exchange Commission (the “SEC”). The Special Meeting to vote on the transaction is scheduled for January 30, 2025, and Avid stockholders of record as of December 11, 2024, are eligible to vote at the Special Meeting.

VOTE TODAY

The Avid Board of Directors Unanimously Recommends that Avid Stockholders Vote “FOR” the proposed transaction with GHO and Ampersand.

Vote TODAY online, by telephone or by signing and returning the enclosed proxy card.

If you have questions or need assistance voting your shares, please contact:

7 Penn Plaza
New York, New York 10001
U.S. & Canada Toll-Free: 1-800-322-2885
Elsewhere Call Collect: +1-212-929-5500
Or
Email: proxy@MacKenziePartners.com

Advisors

Moelis & Company LLC is serving as exclusive financial advisor to Avid, and Cooley LLP is serving as legal counsel to Avid.

About Avid Bioservices, Inc.

Avid Bioservices (NASDAQ: CDMO) is a dedicated CDMO focused on development and CGMP manufacturing of biologics. The Company provides a comprehensive range of process development, CGMP clinical and commercial manufacturing services for the biotechnology and biopharmaceutical industries. With more than 30 years of experience producing biologics, Avid's services include CGMP clinical and commercial drug substance manufacturing, bulk packaging, release and stability testing and regulatory submissions support. For early-stage programs the Company provides a variety of process development activities, including cell line development, upstream and downstream development and optimization, analytical methods development, testing and characterization. The scope of our services ranges from standalone process development projects to full development and manufacturing programs through commercialization. www.avidbio.com

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company has filed a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. Promptly after filing the definitive proxy statement with the SEC, the Company mailed the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction at the SEC’s website (http://www.sec.gov). Copies of the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by the Company with the SEC in connection with the proposed transaction will also be available, free of charge, at the Company’s investor relations website (https://ir.avidbio.com/sec-filings). The information provided on, or accessible through, our website is not part of this press release, and therefore is not incorporated herein by reference.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s definitive proxy statement for the January 30, 2025 special meeting of stockholders, which was filed with the SEC on December 18, 2024 (the “Special Meeting Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners, Directors and Management” and “Interests of Avid’s Directors and Executive Officers in the Merger” in the Special Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Special Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Nicholas Stewart Green on January 2, 2025, Form 4, filed by Daniel R. Hart on January 2, 2025, and Form 4, filed by Richard A. Richieri on January 2, 2025. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Special Meeting Proxy Statement and other relevant materials filed with the SEC in connection with the proposed transaction. Free copies of the Special Meeting Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the completion or effects of the proposed sale of Avid to GHO and Ampersand. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2024 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at http://www.sec.gov.

The forward-looking statements included in this information statement are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Contacts:

Avid Bioservices

Stephanie Diaz (Investors)
Vida Strategic Partners
415-675-7401
sdiaz@vidasp.com

Tim Brons
Vida Strategic Partners
415-675-7402
tbrons@vidasp.com

Bob Marese / John Bryan (For Voting Inquiries)
MacKenzie Partners, Inc.
1-800-322-2885
proxy@MacKenziePartners.com

Aaron Palash / Allison Sobel (Media)
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449